UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 19, 2012

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
 (Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 19, 2012, Titan International, Inc. (Titan or the Company) filed a Current Report on Form 8-K regarding the acquisition of Titan Europe Plc (Titan Europe).  On January 4, 2013, the Company filed Amendment No. 1 on Form 8-K/A amending the Company’s October 19, 2012, Form 8-K to provide financial statements of the business acquired and pro forma financial information relating to the acquisition as required by Item 9.01(a) and 9.01(b).  This Amendment No. 2 on Form 8-K/A amends the January 4, 2013 filing to provide supplementary information of the business acquired with their financial statements for the year ended December 31, 2009, and also to update the independent auditors’ report.

Item 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired

The Titan Europe audited Consolidated Group Financial Statements for the years ended December 31, 2011 and 2010 (under IFRS) are included as Exhibit 99.1 to this Amendment No. 2.

The Titan Europe audited Consolidated Group Financial Statements for the years ended December 31, 2010 and 2009 (under IFRS) are included as Exhibit 99.2 to this Amendment No. 2.

The Titan Europe unaudited consolidated financial statements for the six months ended June 30, 2012 (under IFRS) are included as Exhibit 99.3 to this Amendment No. 2.

(d)	Exhibits

23	Consent of Independent Registered Accountants

99.1	Titan Europe audited Consolidated Group Financial Statements for the years ended December 31, 2011 and 2010 (under IFRS).

99.2	Titan Europe audited Consolidated Group Financial Statements for the years ended December 31, 2010 and 2009 (under IFRS).

99.3	Titan Europe unaudited consolidated financial statements for the six months ended June 30, 2012 (under IFRS).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	February 13, 2013	By:	/s/ Paul G. Reitz
Paul G. Reitz
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
23	Consent of Independent Registered Accountants
99.1	Titan Europe audited Consolidated Group Financial Statements for the years ended December 31, 2011 and 2010 (under IFRS).
99.2	Titan Europe audited Consolidated Group Financial Statements for the years ended December 31, 2010 and 2009 (under IFRS).
99.3	Titan Europe unaudited consolidated financial statements for the six months ended June 30, 2012 (under IFRS).